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                                                                 EXHIBIT 10.10.5

                                    WESTCORP

              EMPLOYEE STOCK OWNERSHIP PLAN AND SALARY SAVINGS PLAN

            (As Amended and Restated Effective as of January 1, 2001)

                               AMENDMENT NO. FIVE

                  WHEREAS, WESTCORP, a California corporation (the "Company") established the Westcorp Employee Stock Ownership Plan and Salary Savings Plan (the "Plan"), effective as of January 1, 1975, for the benefit of its eligible employees and their beneficiaries; and

                  WHEREAS, the Company adopted the 2001 Restatement of the Plan effective as of January 1, 2001 and the Plan was amended thereafter on four separate occasions; and

                  WHEREAS, Section 17.1 of the Plan gives the Administrative Committee of the Plan the authority to amend the Plan; and

                  WHEREAS, the Administrative Committee has determined that it is in the best interest of the Plan's participants and their beneficiaries that the Plan be amended as set forth herein.

                  NOW, THEREFORE, pursuant to resolutions adopted by the Plan's Administrative Committee, the Plan is hereby amended effective as of January 1, 2003, except as specifically provided otherwise herein, as follows:

1.       Subsection 4.2(a) is hereby amended in its entirety to read as follows:

                  "(a) For each Plan Year, the Company will contribute to the Trust Fund: (i) the Salary Savings Contributions elected by Participants pursuant to Section 5.1(a); (ii) the Catch-Up Contributions elected by Participants pursuant to Section 5.1(g); and (iii) the Employer Matching Contribution made by the Company pursuant to Section 6.2(b). In addition, for each Plan Year, the Company may, in its sole and

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                  absolute discretion, make the following contributions to the
                  Trust Fund: (i) the ESOP Contribution made to the Plan by the Company pursuant to Section 6.3, if any; (ii) the Qualified Non-Elective Contribution made to the Plan by the Company pursuant to Section 6.5, if any."

2.       Subsection 4.7(a) is hereby amended in its entirety to read as follows:

                  "(a) Except as provided herein and in Section 4.7(c) below, the Trustee will invest Participant's ESOP Contribution Accounts entirely in Company Stock. ESOP Contributions made in the form of Company Stock will remain invested in Company Stock. ESOP Contributions made in cash and other cash received by the Trust will be used to purchase additional shares of Company Stock, within a reasonable period of time after received by the Trust, on the open market at the current market price at the time of purchase. The Administrative Committee may direct the Trustee to hold assets in the Participant's ESOP Contribution Accounts in cash or cash equivalents to the extent necessary to fund distributions and defray reasonable expenses of the Plan."

3. Effective as of January 1, 2004, Subsection 4.7(d) of the Plan is hereby amended in its entirety to read as follows:

                  4.7(d) Each Participant shall be entitled to the diversification rights described in subsections (1) and (2) of this section 4.7(d) whichever will yield the greater number of stock to be diversified. Diversification rights shall apply to Company stock allocated to the Participant's ESOP Contribution Account after December 31, 1986.

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                           (1)      Each Participant will have the
                                    diversification rights described in this subsection 4.7(d)(1) beginning with the first Plan Year in which the Participant has both attained age thirty-five (35) and has completed ten (10) years of participation in the Plan.

                                    (i)      In the Plan Year in which the
                                             Participant has both attained age
                                             thirty-five (35) and completed ten
                                             (10) years of participation in the
                                             Plan, such Participant may elect to
                                             transfer an amount of up to ten
                                             percent (10%) of his applicable
                                             ESOP Contribution Account to the
                                             investment options provided under
                                             the Plan for Participants' Salary
                                             Savings Contribution Accounts.

                                    (ii)     Each Plan Year thereafter, such
                                             Participant may elect to transfer
                                             an additional ten percent (10) of
                                             his applicable ESOP Contribution
                                             Account to the investment options
                                             provided under the Plan for
                                             Participants' Salary Savings
                                             Contribution Accounts. For these
                                             purposes, stock previously
                                             diversified is taken into account
                                             for purposes of determining the
                                             number of shares in the
                                             Participant's applicable ESOP
                                             Contribution Account. The
                                             diversification rights granted in
                                             this subsection (1) are not
                                             cumulative, i.e., if a Participant
                                             does not elect to diversify any
                                             Company stock, or diversifies less
                                             than the number of shares which
                                             such Participant is eligible to
                                             diversify, in a

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                                             year in which the Participant is
                                             eligible to do so, he may not
                                             diversify more than ten percent
                                             (10%) of his applicable ESOP
                                             Contribution Account in a
                                             subsequent Plan Year.

                                    (iii)    A diversification election for a
                                             Plan Year must be made in writing
                                             and filed with the Administrative
                                             Committee on or before March 31 of
                                             the following Plan Year.

                           (2)      Each Participant shall have the
                                    diversification rights described in this subsection 4.7(d)(2) beginning with the first Plan Year in which the Participant as both attained age fifty-five (55) and completed ten (10) years of Participation in the Plan. For purposes of determining the number of shares in the Participant's applicable ESOP Contribution Account, shares previously diversified pursuant to subsection 4.7(d)(1) are taken into account. For purposes of determining shares previously diversified under this Section 4.7(d)(2), shares diversified pursuant to subsection 4.7(d)(1) are not taken into account.

                                    (i)      For each of the first five (5) Plan
                                             Years the Participant may elect to
                                             transfer an amount up to
                                             twenty-five percent (25%) of his
                                             applicable ESOP Contribution
                                             Account, less any amounts
                                             previously diversified under this
                                             Section 4.7(d)(2), to the
                                             investment options provided under
                                             the Plan for Participants' Salary
                                             Savings Contribution Accounts.

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                                    (ii)     For the sixth (6th) Plan Year, the
                                             Participant may elect to transfer
                                             an amount up to fifty (50%) of his
                                             applicable ESOP Contribution
                                             Account, less any amounts
                                             previously diversified under this
                                             subsection 4.7(d)(2), to other
                                             investment options provided under
                                             the Plan for Participants' Salary
                                             Savings Contribution Accounts.

                                    (iii)    A diversification election for a
                                             Plan Year must be made in writing
                                             and filed with the Administrative
                                             Committee within ninety (90) days
                                             after the close of such Plan Year.

4. Subsection 4.7(d) is hereby amended to add a new subsection (3) to read as follows:

                  "The proceeds resulting from a diversification election shall be transferred to the Participant's Salary Savings Contribution Account."

5. Subsection 5.1(b) of the Plan is hereby amended in its entirety to read as follows:

                  "(b) Salary Savings Contributions must be made in whole percentages of the Participant's Compensation. A Participant's combined Salary Savings Contributions and Catch-Up Contributions for any one pay check may not exceed fifty percent (50%) of the gross amount of such pay check."

6. Section 5.1 of the Plan is hereby amended to add a new subsection (g) to read as follows:

                  "(g) All employees who are eligible to make Salary Savings Contributions under this Plan and who have attained age 50 before the close of a Plan Year shall be eligible to make Catch-Up Contributions in accordance with, and subject to the limitations of, section 414(v) of the Code for such Plan Year. Such Catch-Up Contributions shall not be taken into account for purposes of the provisions of the

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                  Plan implementing the required limitations of sections 402(g)
                  and 415 of the Code. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of section 401(k)(3), 401(k)(11), 401(k)(12),
                  410(b), or 416 of the Code, as applicable, by reason of the making of such Catch-Up Contributions. Catch-Up Contributions made by a Participant, together with any earnings thereon, will be held in the Participant's Salary Savings Contribution Account."

7. Subsection 5.2(a) of the Plan is hereby amended in its entirety to read as follows:

                  "(a)     The maximum amount of Salary Savings Contributions
                  that a Participant may make in a Plan Year is limited to $12,000 for the Plan Year ending December 31, 2003; said amount to be increased to:

                           (aa) $13,000 during the Plan Year ending December 31, 2004;

                           (bb) $14,000 during the Plan Year ending December 31, 2005; and

                           (cc) $15,000 during the Plan Year ending December 31, 2006.

                  This limitation on Salary Savings Contributions will adjusted annually each year beginning in the Plan Year ending December 31, 2007 for increases in the cost of living in accordance with regulations issued by the Internal Revenue Service ("IRS") as provided in Code Section 402(g)."

8. Section 8.3 of the Plan is hereby amended in its entirety to read as follows:

                  "Section 8.3. Minimum Distribution Rules.

                  (a)      General Rules.

                           (3)      Effective Date. The provisions of this
                                    Section 8.3 will apply for the purposes of determining required minimum distributions for

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                                    calendar years beginning with the 2003
                                    calendar year. All of the terms in quotation marks in this Section 8.3 are defined in Subsection (e) below.

                           (4) Coordination with Minimum Distribution Requirements Previously in Effect. If the Plan specifies an effective date that is earlier than calendar years beginning with the 2003 calendar year, required minimum distributions for 2002 under this Section will be determined as follows. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this Section equals or exceeds the required minimum distributions determined under this Section, then no additional distributions will be required to be made for 2002 on or after such date to the distributee. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this Section is less than the amount determined after such date will be determined so that the total amount of required minimum distributions for 2002 made to the distributee will be the amount determined under this Section.

                           (5) Precedence. The requirements of this Section will take precedence over any inconsistent provisions of the Plan.

                           (6) Requirements of Treasury Regulations Incorporated. All distributions required under this Section will be determined and

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                                    made in accordance with the Treasury
                                    Regulations under Section 401(a)(9) of the Code.

                           (7)      TEFRA Section 242(b)(2) Elections.
                                    Notwithstanding the other provisions of this Section, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

                  (b)      Time and Manner of Distribution.

                           (1) Required Beginning Date. The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's Required Beginning Date.

                           (2) Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

                                    (iv)     If the Participant's surviving
                                             spouse is the Participant's sole
                                             "designated beneficiary",
                                             distributions to the surviving
                                             spouse will begin by December 31 of
                                             the calendar year immediately
                                             following the calendar year in
                                             which the Participant died, or by
                                             December 31 of the calendar year in
                                             which the Participant would have
                                             attained age seventy and one-half
                                             (70 1/2), if later.

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                                    (v)      If the Participant's surviving
                                             spouse is not the Participant's
                                             sole "designated beneficiary",
                                             then, except as provided in Section
                                             14(g), distributions to the
                                             "designated beneficiary" will begin
                                             by December 31 of the calendar year
                                             immediately following the calendar
                                             year in which the Participant died.

                                    (vi)     If there is no "designated
                                             beneficiary" as of September 30 of
                                             the year following the year of the
                                             Participant's death, the
                                             Participant's entire interest will
                                             be distributed by December 31 of
                                             the calendar year containing the
                                             fifth anniversary of the
                                             Participant's death.

                                    (vii)    If the Participant's surviving
                                             spouse is the Participant's sole
                                             "designated beneficiary" and the
                                             surviving spouse dies after the
                                             Participant but before
                                             distributions to the surviving
                                             spouse begin, this Subsection
                                             (b)(2)(iv), other than Subsection
                                             (b)(2)(i), will apply as if the
                                             surviving spouse were the
                                             Participant.

                                    For purposes of Subsections (b)(2) and (2) of this Section 8.3, unless Subsection
                                    (b)(2)(iv) applies, distributions are
                                    considered to begin on the Participant's
                                    Required Beginning Date. If Subsection
                                    (b)(2)(iv) applies, distributions are
                                    considered to begin on the date
                                    distributions are required to begin to the surviving spouse under Subsection (b)(2)(i). If distributions under an annuity purchased

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                                    from an insurance company irrevocably
                                    commence to the Participant before the
                                    Participant's Required Beginning Date (or to the Participant's surviving spouse before the date distributions are required to begin to the surviving spouse under Subsection
                                    (b)(2)(i), the date distributions are
                                    considered to begin is the date
                                    distributions actually commence.

                           (3)      Forms of Distribution. Unless the
                           Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first "distribution calendar year" distributions will be made in accordance with Subsections (c) and (d) of this Section 8.3. If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions hereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and the Treasury Regulations.

                  (c) Required Minimum Distributions During Participant's Lifetime.

                           (1) Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Participant's lifetime, the minimum amount that will be distributed for each "distribution calendar year" is the lesser of:

                                    (i)      the quotient obtained by dividing
                                    the "participant's account balance" by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury Regulations,

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                                    using the Participant's age as of the
                                    Participant's birthday in the "distribution calendar year"; or

                                    (ii)     if the Participant's sole
                                    "designated beneficiary" for the
                                    "distribution calendar year" is the
                                    Participant's spouse, the quotient obtained by dividing the "participant's account balance" by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury Regulations, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the "distribution calendar year".

                           (2) Lifetime Required Minimum Distributions Continue Through Years of Participant's Death. Required minimum distributions will be determined under this Subsection (c) beginning with the first "distribution calendar year" and up to and including the "distribution calendar year" that includes the Participant's date of death.

                           (3)      Election to Allow Participants or
                           Beneficiaries to Elect 5-Year Rule.

                                    Notwithstanding the above, Participants or beneficiaries may elect on an individual basis whether the 5-year rule or the "life expectancy" rule applies to distributions after the death of a Participant who has a "designated beneficiary". The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin hereunder, or by September 30 of the calendar year which contains the fifth

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                                    anniversary of the Participant's (or, if
                                    applicable, surviving spouse's) death. If neither the Participant nor beneficiary makes an election under this paragraph, distributions will be made in accordance with Subsections 8.3 (b)(2) and (d)(2).

                  (d)      Required Minimum Distributions After Participant's
Death.

                           (1)      Death On or After Date Distributions Begin

                                    (i)      Participant Survived by Designated
                                             Beneficiary. If the Participant
                                             dies on or after the date
                                             distributions begin and there is a
                                             "designated beneficiary", the
                                             minimum amount that will be
                                             distributed for each "distribution
                                             calendar year" after the year of
                                             the Participant's death is the
                                             quotient obtained by dividing the
                                             "participant's account balance" by
                                             the longer of the remaining "life
                                             expectancy" of the Participant or
                                             the remaining "life expectancy" of
                                             the Participant's "designated
                                             beneficiary", determined as
                                             follows:

                                             (aa) The Participant's remaining
                                             "life expectancy" is calculated
                                             using the date of the Participant
                                             in the year of death, reduced by
                                             one for each subsequent year.

                                             (bb) If the Participant's surviving
                                             spouse is the Participant's sole
                                             "designated beneficiary", the
                                             remaining "life expectancy" of the
                                             surviving spouse is calculated for
                                             each "distribution calendar year"
                                             after the year of the

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                                             Participant's death using the
                                             surviving spouse's age as of the
                                             spouse's birthday in that year. For
                                             "distribution calendar years" after
                                             the year of the surviving spouse's
                                             death, the remaining "life
                                             expectancy" of the surviving spouse
                                             is calculated using the date of the
                                             surviving spouse as of the spouse's
                                             birthday in the calendar year of
                                             the spouse's death, reduced by one
                                             for each subsequent calendar year.

                                             (cc) If the Participant's surviving
                                             spouse is not the Participant's
                                             sole "designated beneficiary", the
                                             "designated beneficiary's"
                                             remaining "life expectancy" is
                                             calculated using the age of the
                                             beneficiary in the year following
                                             the year of the Participant's
                                             death, reduced by one for each
                                             subsequent year.

                                    (ii)     No Designated Beneficiary. If the
                                             Participant dies on or after the
                                             date distributions begin and there
                                             is no "designated beneficiary" as
                                             of September 30 of the year after
                                             the year of the Participant's
                                             death, the minimum amount that will
                                             be distributed for each
                                             "distribution calendar year" after
                                             the year of the Participant's death
                                             is the quotient obtained by
                                             dividing the "participant's account
                                             balance" by the Participant's
                                             remaining "life expectancy"

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                                             calculated using the age of the
                                             Participant in the year of death,
                                             reduced by one for each subsequent
                                             year.

                           (2)      Death Before Date Distributions Begin.

                                    (i)      Participant Survived by Designated
                                             Beneficiary. Except as provided in
                                             the Plan, if the Participant dies
                                             before the date distributions begin
                                             and there is a "designated
                                             beneficiary", the minimum amount
                                             that will be distributed for each
                                             "distribution calendar year" after
                                             the year of the Participant's death
                                             is the quotient obtained by
                                             dividing the "participant's account
                                             balance" by the remaining "life
                                             expectancy" of the participant's
                                             "designated beneficiary",
                                             determined as provided in
                                             Subsection (d)(1).

                                    (ii)     No Designated Beneficiary. If the
                                             Participant dies before the date
                                             distributions begin and there is no
                                             "designated beneficiary" as of
                                             September 30 of the year following
                                             the year of the Participant's
                                             death, distribution of the
                                             Participant's entire interest will
                                             be completed by December 31 of the
                                             calendar year containing the fifth
                                             anniversary of the Participant's
                                             death.

                                    (iii)    Death of Surviving Spouse Before
                                             Distributions to Surviving Spouse
                                             Are Required to Begin. If the
                                             Participant dies before the date
                                             distributions begin, the
                                             Participant's surviving spouse is
                                             the Participant's sole "designated

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                                             beneficiary", and the surviving
                                             spouse dies before distributions
                                             are required to begin to the
                                             surviving spouse under Subsection b
                                             (2)(i) herein, this Subsection
                                             (d)(2) will apply as if the
                                             surviving spouse were the
                                             Participant.

                  (e)      Definitions.

                           (1) Designated beneficiary means the individual who is designated as the beneficiary under the Plan and is the "designated beneficiary" under Section 401(a)(9) of the Code and
                                    Section 1.401(a)(9)-1, Q&A-4, of the
                                    Treasury Regulations.

                           (2) Distribution calendar year means a calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first "distribution calendar year" is the calendar year immediately preceding the calendar year, which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first "distribution calendar year" is the calendar year in which distributions are required to begin under Subsection (b)(2) herein. The required minimum distribution for the Participant's first "distribution calendar year" will be made on or before the Participant's Required Beginning Date. The required minimum distribution for other "distribution calendar years", including the required minimum distribution for the "distribution calendar year" in which the Participant's required beginning date occurs, will be

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                                    made on or before December 31 of that
                                    "distribution calendar year".

                           (3) Life expectancy means "life expectancy" as computed by use of the Single Life Table in
                                    Section 1.401(a)(9)-9 of the Treasury
                                    Regulations.

                           (4) Participant's account balance means the account balance as of the last valuation date in the calendar year immediately preceding the "distribution calendar year" (valuation calendar year) increased by the amount of any contributions made and allocated or Forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the "distribution calendar year" if distributed or transferred in the valuation calendar year."

9. Article VIII is hereby amended to add a new Section 8.16 to read as follows:

                  "8.16 Divorce and Prior Beneficiary Designations. Unless specifically provided otherwise in a QDRO, in the event of a final divorce decree, any prior designation of his or her ex-spouse by a Participant shall be null and void."

10. Effective as of October 1, 2003, Sections 9.1, 9.2 and 9.3 of the Plan are hereby deleted in their entirety.

11. Section 9.5 of the Plan is hereby amended to add a new subsection (c) to read as follows:

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                  "(c) Direct Rollovers will be made in the form of cash absent specific directions from the Participant or Beneficiary that all or some portion of his or her nonforfeitable accrued benefit under the Plan be distributed in the form of Company Stock."

12. Section 9.6 of the Plan is hereby amended in its entirety to read as follows:

                  "9.6 Distribution of Company Stock. Distribution of a Participant's accrued benefit will be made in cash, provided, however, that if a Participant or Beneficiary so demands, such benefit shall be distributed in the form of whole shares of Company Stock, plus cash in lieu of fractional shares. If a Participant or Beneficiary makes such a demand, any cash balance in his or her Accounts shall be applied to acquire the maximum number of whole shares of Company Stock at the then fair market value. Any remaining balance shall be distributed in cash."

13. Subsection 11.3(d) of the Plan is hereby amended in its entirety to read as follows:

                  "(d) The sole and absolute discretion to interpret and administer the Plan, to determine eligibility for benefits, and to decide all questions which may arise or which may be raised under this Plan. The decisions of the Administrative Committee shall be binding upon all persons to the maximum extent permitted under ERISA."

14. Section 11.3 of the Plan is hereby amended to add a new subsection (g) to read as follows:

                  "(g) The sole and absolute authority to review and settle all claims for benefits or otherwise against the Plan, including claims where the settlement amount cannot be calculated under the Plan's benefit formula. This authority permits the

                                       17

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                  Administrative Committee to settle, in a compromised fashion, disputed claims for benefits and any other disputed claims made against the Plan."

15. Subsection 11.10 (b) of the Plan is hereby amended in its entirety to read as follows:

                  "(b) It is anticipated that the expenses incurred in the administration of the Plan, including but not limited to the expenses incurred by members of the Administrative Committee in exercising their duties, shall be borne by the Company. However, the Plan will pay for any such expense that it may properly bear under applicable federal laws and regulations, if such expense is not paid by the Company

16. Section 13.4 of the Plan is hereby amended to add a new subsection (c) to read as follows:

                  "(c) The Administrative Committee has the sole and absolute discretion to determine if there has been a partial termination of the Plan."

17. Section 16.7 of the Plan is hereby amended in its entirety to read as follows:

                  "16.7 Loans. The Administrative Committee has the sole and absolute discretion to adopt a Participant Loan Policy and to amend the same from time to time as it deems it appropriate. If the Administrative Committee adopts a Participant Loan Policy, the Plan may make loans to Participants pursuant to the then current terms of such policy."

18. Section 17.1 of the Plan is hereby amended in its entirety to read as follows:

                  "17.1 Amendments. The Plan may be amended at any time by action of the Administrative Committee; however, any amendment which would (i) increase the cost of administering the Plan,
                  (ii) terminate the Plan, (iii) increase or cease benefit accruals or contributions under the Plan, (iv) effect a provision which materially affects the rights of Participants and Beneficiaries, (v) expand the Administrative Committee's right to amend the Plan, or (vi) otherwise significantly alter the Company's rights, liabilities and burdens with respect to the Plan shall be subject to review and approval by the Board of Directors. However, except as otherwise permitted by law, no amendment shall be made the effect of which would be:

                           (a) To cause any assets of the Plan, at any time prior to the satisfaction of all liabilities with respect to Participants and their Beneficiaries, to be used for or diverted to purposes other than:

                                    (i)      Providing benefits to the
                                             Participants and their
                                             Beneficiaries, and

                                    (ii)     Defraying reasonable expenses of
                                             administering the Plan;

                           (b) To increase or alter the responsibilities of a Trustee or an Investment Manager without its written consent; or

                           (c) To have any retroactive effect so as to decrease the accrued benefit of any Participant (within the meaning of Section 411(d)(6) of the Code)."

19. In adopting this Amendment, the Company's intent is to maintain the qualified status of the Plan and the tax exemption of its related trust under the Code. Accordingly, the provisions of this Amendment shall be interpreted in a manner consistent with the continued qualification of

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the Plan and the tax exemption of the trust. Additionally, nothing in this
Amendment shall be deemed or be applied to reduce or eliminate any benefit that is protected under section 411(d)(6) of the Code or the corresponding provisions of Title I of the Employee Retirement Income Security Act of 1974. The approval and adoption of this amendment is conditioned upon receipt of a determination letter from the Internal Revenue Service that the Plan, as amended herein, meets the requirements of Section 401(a) of the Internal Revenue Code of 1986, as amended.

IN WITNESS WHEREOF, the Administrative Committee of the Westcorp Employee Stock Ownership Plan and Salary Savings Plan has adopted this Amendment No. Five on the 27th day of May, 2003.

                                ADMINISTRATIVE COMMITTEE OF THE
                                WESTCORP EMPLOYEE STOCK OWNERSHIP
                                PLAN AND SALARY SAVINGS PLAN

                                By :___________________________________________
                                      Shaunna Monticelli, Chairman
                                      Administrative Committee
                                      Westcorp Employee Stock Ownership Plan
                                      and Salary Savings Plan

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